SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): January 17, 2001


                              RYMER FOODS, INC.

            (Exact Name of Registrant as Specified in the Charter)


            Delaware                  1-6071                  36-1343930
 (State or other jurisdiction  (Commission File No.)        (IRS Employer
       of incorporation)                                  Identification No.)


                               Rymer Foods Inc.
                     4600 South Packers Avenue, Suite 400
                           Chicago, Illinois 60609

                   (Address of principal executive offices)

                                (773) 927-7777

             (Registrant's telephone number, including area code)

                                     N/A

        (Former name or former address, if changed since last report)


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 Item 5.  Other Events

      On January 25, 2001, the Registrant issued a press release, a copy of which is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. A copy of the Letter of Intent, which is the subject of the press release, is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.


 Item 7.  Financial Statements and Exhibits

 (c)  Exhibits

 Exhibit No.   Description
 -----------   -----------
    99.1       Press Release dated January 25, 2001.

    99.2 Letter of Intent dated January 17, 2001 between the Registrant and Forest Lake Partners LLC.

                              SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              RYMER FOODS INC.

                              /s/ Paul Conti
                              ---------------------------
                              Paul Conti, President/Chief
                              Executive Officer

 Dated: January 25, 2001